2 Q 2 3 E a r n i n g s P r e s e n t a t i o n J u l y 2 7 , 2 0 2 3 Exhibit 99.2

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “intend,” “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of Federal Reserve actions affecting the level of market interest rates and increases in business failures, specifically among our clients, as well as on our business, our employees and our ability to provide services to our customers; the impact of recent and possible future bank failures on the business environment in which we operate and resulting market volatility and reduced confidence in depository institutions, including impact on stock price, customer deposit withdrawals from Valley National Bank, or business disruptions or liquidity issues that have or may affect our customers; the impact of unfavorable macroeconomic conditions or downturns, instability or volatility in financial markets, unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by and factors outside of our control, such as geopolitical instabilities or events; natural and other disasters (including severe weather events) and health emergencies, acts of terrorism or other external events; risks associated with our acquisition of Bank Leumi Le-Israel Corporation (Bank Leumi USA), including (i) the inability to realize expected cost savings and synergies from the acquisition in the amounts or timeframe anticipated and (ii) greater than expected costs or difficulties relating to integration matters; the loss of or decrease in lower-cost funding sources within our deposit base; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; the inability to attract new customer deposits to keep pace with loan growth strategies; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the risks related to the replacement of the London Interbank Offered Rate with Secured Overnight Financing Rate and other reference rates, including increased expenses, risk of litigation and the effectiveness of hedging strategies; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; changes to laws and regulations, including changes affecting oversight of the financial services industry; changes in the enforcement and interpretation of such laws and regulations; and changes in accounting and reporting standards; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida, Alabama, California, and Illinois, as well as an unexpected decline in commercial real estate values within our market areas; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022 and in Item 1A of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 2Q23 1Q23 2Q22 2Q23 1Q23 2Q22 Net Income ($mm) $139.1 $146.6 $96.4 $147.1 $154.5 $165.8 Return on Average Assets Annualized 0.90% 0.98% 0.72% 0.95% 1.03% 1.25% Efficiency Ratio (Non-GAAP) -- -- -- 55.6% 53.8% 50.8% Diluted Earnings Per Share $0.27 $0.28 $0.18 $0.28 $0.30 $0.32 Pre-Provision Net Revenue 2 ($mm) $196.9 $218.2 $177.0 $213.1 $226.6 $234.6 PPNR / Average Assets 2 Annualized 1.27% 1.46% 1.33% 1.38% 1.51% 1.76% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense 2Q 2023 Financial Highlights Funding cost pressures continue to weigh on net interest income, but signs of thawing have emerged. Strong and stable asset quality across the loan portfolio. Non-interest income growth observed across business lines. Have begun to execute on efficiency opportunities which should result in approximately $40 million of gross annualized savings over the next 12 months.

4 22.9 22.3 13.6 12.4 11.1 14.9 47.6 49.6 3/31/2023 6/30/2023 Savings & Interest Checking Non-Interest Time 25% 48% 29% 23% 0.15% 0.14% 0.19% 0.59% 1.36% 1.96% 2.45% 0.25% 0.30% 0.96% 2.39% 3.82% 4.69% 5.16% 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Total Deposits Average Fed Funds (Upper) Total Deposits Remain Stable Deposit Balance Trends ($bn) 30% 45% Avg. Fed Funds vs. Deposit Costs (%) Cumulative Beta (Current Cycle) 1 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit costs since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Avg. Fed Funds (Upper) Total Cost of Deposits Cumulative Beta 4Q21 0.25% 0.15% -- 4Q22 3.82% 1.36% 34% 1Q23 4.69% 1.96% 41% 2Q23 5.16% 2.45% 47%

5 Customer Deposit Base Diversified by Geography and Source Traditional Branch Deposits $31.3 63% Specialized Deposits $8.1 16% Fully FDIC-Insured Indirect Customer $10.2 21% Nat'l Deposits, Cannabis & Online $2.7 International Corporate $0.7 Technology $1.2 Private Banking & Wealth $1.7 Other Commercial $1.7 Other $0.2 $49.6bn $8.1bn New Jersey $17.0 New York $5.1 Florida $7.6 Alabama $1.6 $31.3bn Total Deposit Breakdown ($bn, as of 6/30/23) Specialized Deposits by Business Line ($bn, as of 6/30/23)Traditional Branch Deposits 3 ($bn, as of 6/30/23) Uninsured Deposit & Liquidity ($bn, as of 6/30/23) 1 Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation 2 “High Quality Available Liquidity” includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines 3 Traditional Branch Deposits Include Commercial (inclusive of $1bn of HOA deposits), Consumer and Government $12.1 $2.0 $24.2 $26.1 Adjusted Uninsured Deposits Cash & Available Liquidity Cash on Balance Sheet High Quality Available Liquidity 2 Cash & Available Liquidity Stands at 2.2x of Adjusted Uninsured Deposits 1 128 branches 16 branches 42 branches 42 branches Adjusted Uninsured Deposits 1

6 NJ $2.1 NY $0.6 FL $0.9 PA $0.5 Other $0.6 $58,000 Average Account Size (Commercial & Consumer) Highly Granular Deposits – 6/30/2023 Customer Type Deposits ($bn) % of Total Deposits Commercial $18.2 37% Consumer $16.5 33% Fully FDIC-Insured Indirect $10.2 21% Fully-Collateralized Government 1 $4.7 9% Top 10 Commercial Industries 2 Deposits ($bn) % of Total Deposits Real Estate / Rental / Leasing $3.5 7% Finance & Insurance $3.5 7% Professional, Scientific, Technical Services $2.1 4% Other Services $1.7 3% Construction $1.5 3% Health Care & Social Assistance $1.0 2% Wholesale Trade $0.9 2% Manufacturing $0.8 2% Retail Trade $0.7 2% Arts, Entertainment & Recreation $0.5 1% 1 Fully-collateralized to relevant state requirements 2 Commercial industries determined by NAICS Sector / Industry $4.7bn Fully-Collateralized Government Deposits by State 1 ~10 Year Average Customer Relationship with Valley 625,000 Deposit Customers ~80% of Customers With Valley for 5 Years or More

7 Multifamily 17% Non Owner-Occupied CRE 25% Healthcare CRE 4% Owner-Occupied CRE 9% C&I 19% Consumer 7% Residential R.E. 11% Construction 8% CRE 46% C&I 28% Other 26% New Loan Originations ($bn) 1 CRE includes multifamily, non-owner occupied CRE and healthcare CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. 2 Cumulative Beta is measured as the change in Valley’s quarterly average loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Diversified Loan Portfolio Gross Loans ($bn) $48.7 $49.9 3/31/2023 6/30/2023 6/30/2023 Loan Composition 1 2Q23 Annualized Growth: +10.0% $3.6 $2.7 $2.6 $2.5 $2.5 4.08% 5.21% 6.20% 6.61% 7.35% 3.91% 4.48% 5.20% 5.48% 5.78% 2Q22 3Q22 4Q22 1Q23 2Q23 Origination Volume (Gross) New Origination Rate Avg. Portfolio Yield Cumulative Loan Beta (Current Cycle) 2 Avg. Fed Funds (Upper) Avg. Loan Yield Cumulative Beta 4Q21 0.25% 3.83% -- 4Q22 3.82% 5.20% 38% 1Q23 4.69% 5.48% 37% 2Q23 5.16% 5.78% 40%

8 CRE Detail as of 6/30/2023 Portfolio by Collateral Type Apartment & Residential 30% Retail 18% Mixed Use 10% Office 10% Healthcare Office 2% Industrial 11% Healthcare 9% Specialty & Other 10% Portfolio by Geography Florida 25.3% New Jersey 19.9% Other 22.0% Other NYC Boroughs 13.4% Manhattan (Multifamily) 5.7% Manhattan (Other) 4.2% New York (ex. NYC) 9.5% Geography Outstanding ($bn) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $7.0 25.3% 61% 1.93x New Jersey $5.5 19.9% 61% 1.73x Other NYC Boroughs $3.7 13.4% 55% 1.48x Manhattan $2.8 9.9% 39% (53% ex Co-Ops) 1.81x New York (ex. NYC) $2.6 9.5% 54% 1.82x Other $6.2 22.0% 64% 1.69x Total $27.8 100.0% 58% 1.76x $27.8bn $27.8bn Sums may be inconsistent due to rounding. $4.4bn of CRE Portfolio (16%) is Owner-Occupied.

9 Office 10% Healthcare Office 2% Granular & Diverse Office Portfolio CRE Portfolio $27.8bn Office Portfolio by Geography $3.2bn Geography Outstanding ($bn) Avg. Size ($mm) % of Total Office Wtd. Avg. LTV Wtd. Avg. DSCR Florida & Alabama $1.2bn $2mm 37% 51% 1.96x New Jersey $0.8 $2mm 25% 54% 1.57x New York (ex. Manhattan) $0.6 $4mm 19% 52% 1.62x Manhattan $0.2 $6mm 6% 49% 1.93x Other $0.4 $6mm 13% 55% 1.78x Total $3.2bn $2mm 100% 52% 1.78x ▪ $153,000 of non-accruals (0.01% of office). ▪ No charge-offs in recent history. ▪ 72% of portfolio is multi-tenant. ~20% of Office Portfolio is Owner-Occupied. Florida & Alabama $1.2 37% New Jersey $0.8 25%Other $0.4 13% New York (ex. Manhattan) $0.6 19% Manhattan $0.2 6%

SLIDE 10

Net Interest Margin



Net Interest Income ($mm) and Margin
3.43%
3.60%
3.57%
3.16%
2.94%
$420
$455
$467
$437
$421
2Q22
3Q22
4Q22
1Q23
2Q23
Net Interest Income ($mm)
NIM

- **Excess liquidity weighed on net interest margin by an estimated 8bp in 2Q23 and 6bp in 1Q23.**
- **Competitive deposit pricing and non-interest deposit rotation pressured funding costs.**
- **While activity is slowing, borrowers are accepting the pass through of higher interest rates.**

All metrics are represented on a fully tax equivalent basis

11 $17.1 $20.4 $17.1 $14.7 $10.9 $17.0 $13.0 $12.0 $14.3 $3.6 $0.5 $1.2 $10.1 $10.5 $10.5 $58.5 $54.3 $60.1 2Q22 1Q23 2Q23 Other Non-Interest Income Capital Markets Wealth, Trust & Insurance Gain on Sale of Loans Deposit Service Charges Other $14.4 24% Wealth, Trust & Insurance $14.3 24% Capital Markets $17.0 28% Service Charges $10.5 18% Gain-on-Sale of Loans, net $1.2 2% Loan Servicing $2.7 4% 2Q23 Non-Interest Income Composition ($mm) Diverse Fee Income Sources $60.1mm Non-Interest Income ($mm)

SLIDE 12

Non-Interest Expense

Non-Interest Expenses ($mm) [1]


272.2
8.4
263.8
283.0
16.2
266.8
1Q23
2Q23
Adjusted
Reported

Efficiency Ratio Trend [1]


53.8%
55.6%
1Q23
2Q23

Expense Initiatives

- We have conservatively identified annualized expense reduction opportunities of approximately $40 million to be phased in over the next 12 months.
- This will help to neutralize traditional expenses associated with our growth.
- Identified opportunities are primarily in compensation and benefits and third-party vendor spend (contracts and consulting).
- We continue to focus on additional variable expense opportunities which could be incrementally additive.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding.

13 0.72% 0.65% 0.57% 0.50% 0.51% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Asset Quality Non-Accrual Loans / Total Loans Loan Loss Provision ($mm) Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 1.13% 1.10% 1.03% 0.95% 0.92% 6/30/2022 9/30/2022 12/31/22 3/31/23 6/30/23 Net Loan Charge-offs ($mm) 1 Excludes $62.4mm of charge-offs related to PCD loans acquired from Leumi and recognized upon completion of the merger in accordance with GAAP. Sums may be inconsistent due to rounding. $2 $(6) $22 $30 $9 0.02% (0.05%) 0.19% 0.25% 0.07% 2Q22 3Q22 4Q22 1Q23 2Q23 Net Charge-offs (Recoveries) NCOs / Avg. Loans $2.7 $1.8 $7.3 $9.5 $6.3 $41.0 2Q22 3Q22 4Q22 1Q23 2Q23 Provision Non-PCD Acquired Loans 1

14 Equity & Capitalization $7.71 $7.87 $8.15 $8.36 $8.51 $11.84 $11.98 $12.23 $12.41 $12.54 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 7.46% 7.40% 7.45% 6.82% 7.24% 11.40% 11.22% 11.14% 10.12% 10.66% 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 6/30/22 3/31/23 6/30/23 Tier 1 Leverage 8.33 7.96 7.86 Common Equity Tier 1 9.06 9.02 9.03 Tier 1 Risk-Based 9.54 9.46 9.47 Total Risk-Based 11.53 11.58 11.52 Excess Liquidity Weighed on TCE / TA by Estimated 12bp 1

A p p e n d i x

16 June 30, March 31, June 30, ($ in thousands, except for share data) 2023 2023 2022 Adjusted net income avai lable to common shareholders (Non-GAAP): Net income, as reported (GAAP) $139,060 $146,551 $96,413 Add: Losses (gains) on available for sale and held to maturity securities transactions (net of tax) (a) 6 17 (56) Add: Restructuring charge (net of tax) (b) 8,015 — — Add: Non-PCD provision for credit losses (net of tax) (c) — — 29,282 Add: Provision for credit losses for available for sale securities (d) — 5,000 — Add: Merger related expenses (net of tax) (e) — 2,962 40,164 Net income, as adjusted (Non-GAAP) $147,081 $154,530 $165,803 Dividends on preferred stock 4,030 3,874 3,172 Net income available to common shareholders, as adjusted (Non-GAAP) $143,051 $150,656 $162,631 (a) Included in gains (losses) on securities transactions, net. (b) Represents severance expense related to workforce reductions within salary and employee benefits expense. (c) Represents provision for credit losses for non-PCD assets and unfunded credit commitments acquired during the period. (d) Included in provision for credit losses for available for sale and held to maturity securities (tax disallowed). (e) Included primarily within salary and employee benefits expense. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $143,051 $150,656 $162,631 Average number of shares outstanding 507,690,043 507,111,295 506,302,464 Basic earnings, as adjusted (Non-GAAP) $0.28 $0.30 $0.32 Average number of diluted shares outstanding 508,643,025 509,656,430 508,479,206 Diluted earnings, as adjusted (Non-GAAP) $0.28 $0.30 $0.32 Adjusted annual ized return on average tangible shareholders' equi ty (Non-GAAP): Net income, as adjusted (Non-GAAP) $147,081 $154,530 $165,803 Average shareholders' equity 6,546,452 6,440,215 6,238,985 Less: Average goodwill and other intangible assets 2,051,591 2,061,361 2,105,585 Average tangible shareholders' equity 4,494,861 4,378,854 4,133,400 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 13.09% 14.12% 16.05% Adjusted annual ized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $147,081 $154,530 $165,803 Average assets $61,877,464 $59,867,002 $53,211,422 Annualized return on average assets, as adjusted (Non-GAAP) 0.95% 1.03% 1.25% Adjusted annual ized return on average shareholders' equi ty (Non-GAAP): Net income, as adjusted (Non-GAAP) $147,081 $154,530 $165,803 Average shareholders' equity 6,546,452 6,440,215 6,238,985 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 8.99% 9.60% 10.63% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

17 June 30, March 31, June 30, ($ in thousands) 2023 2023 2022 Annual ized return on average tangible shareholders' equi ty (Non-GAAP): Net income, as reported (GAAP) $139,060 $146,551 $96,413 Average shareholders' equity 6,546,452 6,440,215 6,238,985 Less: Average goodwill and other intangible assets 2,051,591 2,061,361 2,105,585 Average tangible shareholders' equity 4,494,861 4,378,854 4,133,400 Annualized return on average tangible shareholders' equity (Non-GAAP): 12.37% 13.39% 9.33% Effic iency rat io (Non-GAAP): Non-interest expense, as reported (GAAP) $282,971 $272,166 $299,730 Less: Restructuring charge (pre-tax) 11,182 — — Less: Merger-related expenses (pre-tax) — 4,133 54,496 Less: Amortization of tax credit investments (pre-tax) 5,018 4,253 3,193 Non-interest expense, as adjusted (Non-GAAP) $266,771 $263,780 $242,041 Net interest income, as reported (GAAP) 419,765 436,020 418,160 Non-interest income, as reported (GAAP) 60,075 54,299 58,533 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) 9 24 (78) Non-interest income, as adjusted (Non-GAAP) $60,084 $54,323 $58,455 Gross operating income, as adjusted (Non-GAAP) 479,849 490,343 476,615 Efficiency ratio (Non-GAAP) 55.59% 53.79% 50.78% Annual ized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $419,765 $436,020 $418,160 Non-interest income, as reported (GAAP) 60,075 54,299 58,533 Less: Non-interest expense, as reported (GAAP) 282,971 272,166 299,730 Pre-provision net revenue (GAAP) $196,869 $218,153 $176,963 Average assets $61,877,464 $59,867,002 $53,211,422 Annualized pre-provision net revenue / average assets (GAAP) 1.27% 1.46% 1.33% Annual ized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $196,869 $218,153 $176,963 Add: Restructuring charge (pre-tax) $11,182 — — Add: Merger-related expenses (pre-tax) — 4,133 54,496 Add: Amortization of tax credit investments (pre-tax) 5,018 4,253 3,193 Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax) 9 24 (78) Pre-provision net revenue, as adjusted (Non-GAAP) 213,078 226,563 234,574 Average assets $61,877,464 $59,867,002 $53,211,422 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.38% 1.51% 1.76% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

18 June 30, March 31, December 31, September 30, June 30, ($ in thousands, except for share data) 2023 2023 2022 2022 2022 Tangible book value per common share (Non-GAAP): Common shares outstanding 507,619,430 507,762,358 506,374,478 506,351,502 506,328,526 Shareholders' equity $6,575,184 $6,511,581 $6,400,802 $6,273,828 $6,204,913 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 2,046,882 2,056,107 2,066,392 2,079,731 2,090,147 Tangible common shareholders' equity (Non-GAAP) $4,318,611 $4,245,783 $4,124,719 $3,984,406 $3,905,075 Tangible book value per common share (Non-GAAP): $8.51 $8.36 $8.15 $7.87 $7.71 Tangible common equi ty to tangible assets (Non-GAAP): Tangible common shareholders' equity (Non-GAAP) $4,318,611 $4,245,783 $4,124,719 $3,984,406 $3,905,075 Total assets 61,703,693 64,319,460 57,466,232 55,927,501 54,438,807 Less: Goodwill and other intangible assets 2,046,882 2,056,107 2,066,392 2,079,731 2,090,147 Tangible assets (Non-GAAP) 59,656,811 62,263,353 55,399,840 53,847,770 52,348,660 Tangible common equity to tangible assets (Non-GAAP) 7.24% 6.82% 7.45% 7.40% 7.46% As of Non-GAAP Reconciliations to GAAP Financial Measures

19 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, FSVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information